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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                         ______________________________



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               February 1, 2000
                       ---------------------------------
                                Date of Report
                       (Date of earliest event reported)


                               ICOS CORPORATION
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            (Exact name of registrant as specified in its charter)


          Delaware                        0-19171                91-1463450
(State or other jurisdiction of     (Commission File No.)      (IRS Employer
       incorporation)                                       Identification No.)


                          22021 20th Avenue Southeast
                          Bothell, Washington  98021
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         (Address of principal executive offices, including zip code)


                                (425) 485-1900
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             (Registrant's telephone number, including area code)
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Item 5.  Other Events

     On February 1, 2000, ICOS Corporation announced the decision of George B. Rathmann, Ph.D. to retire as chairman and from the board of directors, effective February 1, 2000. Paul N. Clark, president, chief executive officer and a director of ICOS, was appointed to replace Dr. Rathmann as chairman.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ICOS CORPORATION


Dated:  February 25, 2000              By:       /s/ Paul N. Clark
                                           -------------------------------------
                                                     Paul N. Clark
                                           Chairman of the Board of Directors,
                                           Chief Executive Officer, and
                                           President

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